Exhibit 10.21

DEBT CONVERSION AGREEMENT

THIS DEBT CONVERSION AGREEMENT (“Agreement”), dated as of May [__], 2019 (the “Effective Date”), is made and entered into by among BRICKTOWN BREWERY RESTAURANTS LLC, an Oklahoma limited liability company, (the “Borrower”), each subsidiary of Borrower from time to time party hereto (the “Guarantors”, and together with the Borrower, the “Credit Parties”), PRAESIDIAN CAPITAL OPPORTUNITY FUND III, LP, a Delaware limited partnership (“Fund III”), and PRAESIDIAN CAPITAL OPPORTUNITY FUND III-A, LP, a Delaware limited partnership (“Fund III-A”, and together with Fund III and each of their successors and assigns, each a “Lender”, and collectively, the “Lenders”), and Fund III as agent for the Lenders (in such capacity, the “Agent”).

RECITALS

WHEREAS, Borrower has advised Lender that it intends to conduct an initial public offering pursuant to a registration statement ( the “Registration Statement”) initially filed on April 3, 2019 and amended on April 22, 2019 and May 10, 2019 (the “IPO”);

WHEREAS, in connection with the IPO, Borrower intends to convert from an Oklahoma limited liability company to a Delaware corporation pursuant to a statutory conversion (the “Statutory Conversion”) and change its name to Bricktown Restaurant Group, Inc. (the Borrower, as converted to a Delaware corporation upon the Conversion, being referred to herein as the “Company”);

WHEREAS, in connection with the Statutory Conversion, (i) all of the units of membership interest held by the existing members of Borrower will be converted into shares of common stock of the Company; (ii) the Certificate of Incorporation of the Company will authorize the issuance of up to 10,000,000 shares of preferred stock, $0.001 par value per share, issuable from time to time in one or more series; and (iii) a Certificate of Designations, Preferences and Rights of Series A Preferred Stock of the Company, in substantially the form attached hereto as Exhibit A, will designate 7,000 shares of the Preferred Stock as Series A Preferred Stock of the Company (the “Series A Preferred Stock”);

WHEREAS, Credit Parties, Lenders and Agent are parties to that certain Note Purchase Agreement and Security Agreement, dated as of January 31, 2015 (as amended, modified or supplemented prior to the date hereof, the “NPA”). Defined terms used herein and not otherwise defined shall have the same meaning as given in the NPA.

WHEREAS, pursuant to the NPA, Borrower issued to Lenders certain Notes (the “Notes”);

WHEREAS, immediately prior to the date hereof, the aggregate outstanding balance due and owing to the Lenders under the Notes was 11,414,259.98 (the “Prior Balance”);

WHEREAS, immediately following the Statutory Conversion, each Lender will convert its respective portion of $5,000,000 of the Prior Balance due to Lenders under the Notes (the “Conversion Amount”) which is set forth opposite such Lender’s name on Schedule A, into the applicable number of shares of Series A Preferred Stock set forth opposite such Lender’s name on Schedule A, and the Company will issue the Series A Preferred Stock to the Lenders on the terms and conditions set forth in this Amendment (the “Note Conversion”) such that the aggregate outstanding balance due and owing to the Lenders under the Notes will be $6,414,259.98;

NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Note Conversion. Immediately following the effectiveness of the Statutory Conversion, each Lender hereby elects and agrees to convert its respective portion of Conversion Amount into that number of shares of Series A Preferred Stock set forth on Schedule A. Lenders and Agent will reduce the Principal Amount of the Notes on the books of Lenders by the Conversion Amount. Should the IPO not successfully close, the Lenders shall transfer the Series A Preferred Stock to the Company for cancellation and the Outstanding Balance shall be increased by the Conversion Amount back to the Prior Balance.

2. Closing Deliveries. On or prior to the Effective Date:

(a) the Lenders and Agent shall deliver to the Company an executed counterpart signature page to this Agreement (the “Lender Closing Deliveries”); and

(b) the Company shall deliver to the Lenders (i) an executed counterpart signature page to this Agreement; (ii) duly executed copies of the Charter and the COD;; and (iii) evidence from the transfer agent for the Company of the issuance of the Series A Preferred Stock (collectively, the “Company Closing Deliveries”).

3. Consent of Lenders and Agent.

(a)  Notwithstanding the provisions of Section 9.13 of the NPA, Agent and Lenders consent to the Statutory Conversion as a permitted amendment of Organizational Documents of Borrower.

(b)  In accordance with the provisions of Sections 9.06 (Restricted Payments) and 9.17 (Prepayment of Indebtedness) of the NPA, Agent and Lenders consent to the use of proceeds, including repayment of debt obligations, as described in the Registration Statement.

4. Representations and Warranties of Lenders. Each Lender severally, but not jointly, hereby represents and warrants to the Company that, as of the date hereof:

(a)  such Lender is the beneficial and record owner of its respective Notes and owns such Notes free and clear of all security interests, liens, pledges, claims, charges, escrows, encumbrances, rights of first refusal, mortgages, indentures, security agreements or other encumbrances of any kind or nature whatsoever;

(b)  the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of such Lender;

(c)  such Lender has all requisite power, authority and legal capacity to enter into, and consummate the transactions contemplated by, this Agreement;

(d)  this Agreement has been duly executed and delivered by such Lender and constitutes a legal, valid and binding obligation of such Lender, enforceable against such Lender in accordance with its terms and conditions; and

(e)  the execution, delivery and performance of this Agreement by such Lender, and the consummation of the transactions contemplated hereby, will not require any notice to, or consent, waiver, authorization or approval from, any other person or entity that has not already been obtained.

5. Miscellaneous.

(a) The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to its principles of conflicts of law.

(b) Each party shall cooperate and take such action as may be reasonably requested by the other parties to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

(c) All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Lenders’ acquisition of the Converted Shares.

(d) Each party hereby agrees that this Agreement may not assigned without the prior written consent of the Company. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns and the Lenders, and their respective successors and permitted assigns.

(e) This Agreement, including the exhibits, contains the entire understanding of the parties with respect to the subject matter of this Agreement. There are no representations, promises, warranties, covenants or undertakings other than those expressly set forth in or provided for in this Agreement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the transactions contemplated by this Agreement.

(f) This Agreement may be executed in multiple original or facsimile counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above, to be effective as of the Effective Date.

BORROWER:	BRICKTOWN BREWERY RESTAURANTS LLC

By:
	Name:	James M. Burke
	Title:	Chief Executive Officer

GUARANTORS:	BT CONCEPTS LLC
BT CONCEPTS SHAWNEE LLC
RP OPS LLC
BT CONCEPTS FORT SMITH LLC
BT CONCEPTS OWASSO LLC
BT CONCEPTS WICHITA, LLC
BT CONCEPTS ROCK ROAD LLC
BT CONCEPTS BROKEN ARROW LLC
BT CONCEPTS WICHITA FALLS LLC
BT CONCEPTS EL PASO LLC
BT CONCEPTS TULSA LLC
BT CONCEPTS AMARILLO LLC
TRUCKBURGER LLC
BTB BREWING COMPANY LLC
421 SW 26TH STREET LLC
BT CONCEPTS TEXAS BEVERAGES LLC
BEER TAP MANAGEMENT LLC

By:
Name:	James M. Burke
Title:	Manager

[Signature page to Note Conversion Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above, to be effective as of the Effective Date.

Lenders:

PRAESIDIAN CAPITAL OPPORTUNITY FUND III, L.P.

By: Praesidian Capital Opportunity GP III, LLC,
its General Partner

By:
Name:	Jason D. Drattell
Title:	Manager

PRAESIDIAN CAPITAL OPPORTUNITY FUND III-A, L.P.

By: Praesidian Capital Opportunity GP III, LLC,
its General Partner

By:
Name:	Jason D. Drattell
Title:	Manager

Agent:

PRAESIDIAN CAPITAL OPPORTUNITY FUND III, L.P.

By: Praesidian Capital Opportunity GP III, LLC,
its General Partner

By:
Name:	Jason D. Drattell
Title:	Manager

Schedule A

Lender	Conversion Amount	Shares of Series A Preferred Stock
Praesidian Capital Opportunity Fund III, LP	$3,603,287.00	5,044.601798
Praesidian Capital Opportunity Fund III-A, LP	$1,396,713.00	1,955.398202